Item 1.  Report to Shareholders

DECEMBER 31, 2004

FINANCIAL SERVICES FUND

Annual Report

T. ROWE PRICE

--------------------------------------------------------------------------------

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

--------------------------------------------------------------------------------


REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Fellow Shareholders

It took a year-end rally to springboard the U.S. stock market to its second consecutive year of positive performance. Investor uncertainty that restrained the market for most of the year--about the economy, inflation, and the presidential election--abated in the fourth quarter, paving the way for stocks to stampede ahead at the year's end. The large-cap S&P 500 Stock Index gained almost 11% in 2004, and returns in the financial services sector were in line with the broader market.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                     6 Months           12 Months
--------------------------------------------------------------------------------
Financial Services Fund                    12.24%             13.42%

S&P 500 Stock Index                         7.19              10.88

Lipper Financial Services
Funds Index                                11.68              13.96

As the table shows, your fund returned 13.42% for the 12 months ended December 31, 2004, comfortably ahead of the S&P 500 Index but just behind the Lipper Financial Services Funds Index. During the final six months of the year, the fund's 12.24% return outperformed both the S&P 500 and the Lipper index. The fund's significant positions in brokerage firms, mortgage insurers, and asset managers were the main drivers of the strong performance in the second half.


MARKET ENVIRONMENT

Stock market returns were lackluster for the first nine months of 2004 as investors wrestled with conflicting influences. The economy's moderate but steady expansion and healthy corporate profit growth were supportive for stock prices. However, a host of concerns--including record high oil prices, inconsistent job growth, a series of short-term interest rate increases by the Federal Reserve, terrorism and the Iraq conflict, and an uncertain November election--combined to keep the stock market's upward momentum in check.

The market environment changed markedly in the last few months of the year. The presidential election came and went, with decisive results and no disruptions; oil prices retreated from their all-time highs; and employment growth improved. As a result, investor confidence returned to the market, and stocks enjoyed a solid rally to finish the year.

For the past six months, financial services stocks posted solid gains that were in line with the overall market. The financial sector benefited from the year-end rally, relative stability in longer- term interest rates, improved equity underwriting conditions, and continued mergers and acquisition activity.


PORTFOLIO REVIEW

In 2004, the fund was positioned to benefit from the strong economic environment--via companies exposed to the capital markets and commercial lending--while limiting the negative impact of rising interest rates. Consequently, the portfolio emphasized asset managers, brokerage companies, trust banks, and economically sensitive commercial banks. The top contributor for the year was Legg Mason, which rallied sharply late in the year to post a strong gain. In October, the company reported record revenues, earnings, and assets under management. The key for Legg Mason is its asset management business, which contributes more than 70% of the company's profits, and every division--institutional, wealth management, and mutual funds--is benefiting from positive cash inflows.

Another major contributor was online brokerage firm AmeriTrade. Increased trading activity by retail investors in the last several months provided a healthy boost to the company's revenues. We continue to believe AmeriTrade has a distinct competitive advantage with its technology, low-cost structure, and ability to offer value-added services to its customers.

[GRAPHIC OMITTED]


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

Capital Markets                                                              44%

Commercial Banks                                                             17%

Insurance                                                                    15%

Thrifts & Mortgage Finance                                                   10%

Diversified Financial Services                                               11%

Industrial Conglomerates                                                      2%

Consumer Finance                                                              1%


Based on net assets as of 12/31/04.


Outside of the capital markets, several insurance stocks enhanced results during the year, including Ohio Casualty and Prudential. Both of these insurers reported better-than-expected earnings and continue to trade at what we think are attractive valuations. First Marblehead also performed well. The company has carved out an attractive niche in the rapidly growing student loan industry.

The portfolio's worst detractors in 2004 were also asset managers and investment banks. Charles Schwab fell sharply in the first half of the year and was the most significant detractor from performance overall. Schwab fired its CEO, reinstated the company's founder as chief executive, and restructured its businesses to stem the tide of eroding profits. Investment manager Waddell & Reed Financial also struggled, falling short of earnings forecasts in three consecutive quarters. We eliminated Waddell & Reed and reallocated most of the proceeds to Legg Mason and other stocks leveraged to the capital markets. Other disappointments included Morgan Stanley and Mellon Financial; each posted results early in the year that pointed to muted progress in restructuring certain business units.

The stocks we added to the portfolio fit in with our strategy of economic and capital markets exposure. AmeriTrade was a key addition in the first half of the year, becoming one of the fund's top performers. We also established positions in several overseas banks, including investment bank Credit Suisse and commercial lender Anglo Irish Bank. In our view, these stocks were attractively valued at the time of purchase and are well positioned to benefit from improving economic conditions in Europe and the U.S.

In the second half of the year, we added considerably to our positions in Royal Bank of Scotland and State Street. Royal Bank shares fell after its acquisition of Charter One Financial, and we found the stock attractively valued relative to both U.S. and U.K. banks. State Street, the dominant provider of custodial and trust services, faced some temporary challenges that pressured its earnings. However, a new CEO and expense controls should stem the slide in earnings estimates and improve the company's financial results.

We eliminated several underperformers that we no longer found appealing, including the previously mentioned Charles Schwab and Waddell & Reed Financial. We sold our stake in Wachovia in the first half of the year; after several years of strong performance, the stock had become overvalued in our view. We sold insurer Conseco in the last six months after the company fired its CEO and reduced its 2004 earnings estimate.

OUTLOOK

We expect a similar environment for the financial services sector in 2005. Interest rates are likely to move higher as the economy remains healthy and the Fed extends its program of short- term rate hikes. Corporations have very healthy balance sheets, which should lead to increased capital spending, inventory build-up, and more mergers and acquisitions.

Given this outlook, we intend to maintain our current strategy, with a focus on companies that stand to benefit from a stronger economy and improved capital markets conditions. Valuations within the financial sector, while certainly improved from mid-year 2004, still look reasonable. Earnings growth should maintain a moderate pace in 2005. We continue to structure your fund from a bottom-up perspective and will be opportunistic in pursuing attractive stocks. We believe this positioning will produce the best results for our shareholders.

While your fund's second-half performance was heartening, I am disappointed that we did not outpace our Lipper peer group for the year. But just as I expect my beloved Green Bay Packers to bounce back in 2005, the T. Rowe Price financial services team and I stand ready to optimize fund performance for you in 2005.

Thank you for your continued support.

Respectfully submitted,

Michael W. Holton
FSFHolton@troweprice.com
Chairman of the fund's Investment Advisory Committee

January 26, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------
RISKS OF INVESTING

The fund's share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------
Radian                                                                      5.0%

Lehman Brothers                                                             4.9

Bank of New York                                                            4.8

Mellon Financial                                                            4.6

Citigroup                                                                   4.5
--------------------------------------------------------------------------------

J.P. Morgan Chase                                                           4.4

Morgan Stanley                                                              4.4

AmeriTrade                                                                  4.4

State Street                                                                4.3

Merrill Lynch                                                               4.2
--------------------------------------------------------------------------------

Legg Mason                                                                  4.2

Royal Bank of Scotland                                                      4.2

MGIC Investment                                                             3.9

Franklin Resources                                                          3.5

U.S. Bancorp                                                                3.2
--------------------------------------------------------------------------------

Goldman Sachs                                                               2.7

Ohio Casualty                                                               2.6

Comerica                                                                    2.3

Silicon Valley Bancshares                                                   1.9

Prudential                                                                  1.8
--------------------------------------------------------------------------------

American International Group                                                1.8

GE                                                                          1.6

XL Capital                                                                  1.6

Principal Financial Group                                                   1.5

Anglo Irish Bank                                                            1.5
--------------------------------------------------------------------------------

Total                                                                      83.8%

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/04

Best Contributors
--------------------------------------------------------------------------------
Legg Mason                                                             24(cents)

AmeriTrade                                                             24

Franklin Resources                                                     24

Lehman Brothers                                                        17

Bank of New York                                                       14

Radian                                                                 12

Merrill Lynch                                                          11

Royal Bank of Scotland                                                 10

U.S. Bancorp                                                            9

Freddie Mac                                                             9
--------------------------------------------------------------------------------
Total                                                                 154(cents)


Worst Contributors
--------------------------------------------------------------------------------
MGIC Investment                                                        -9(cents)

American International Group                                           -4

Waddell & Reed Financial**                                             -3

Hartford Financial Services                                            -3

Conseco**                                                              -2

National Financial Partners                                            -2

Eaton Vance**                                                          -1

SLM Corporation**                                                      -1

Marsh & McLennan                                                       -1

Axis Capital Holdings                                                   0
--------------------------------------------------------------------------------
Total                                                                 -26(cents)


12 Months Ended 12/31/04


Best Contributors
--------------------------------------------------------------------------------
Legg Mason                                                             30(cents)

AmeriTrade*                                                            22

Franklin Resources                                                     20

Ohio Casualty                                                          16

Freddie Mac                                                            16

First Marblehead                                                       14

Prudential                                                             13

Lehman Brothers                                                        13

Radian                                                                 12

MGIC Investment                                                        12
--------------------------------------------------------------------------------
Total                                                                 168(cents)


Worst Contributors
--------------------------------------------------------------------------------
Charles Schwab**                                                      -10(cents)

Waddell & Reed Financial**                                             -6

Morgan Stanley                                                         -3

Mellon Financial                                                       -3

Bristol West Holdings***                                               -2

TCF Financial**                                                        -2

Conseco***                                                             -1

Marsh & McLennan                                                       -1

FleetBoston Financial**                                                -1

Wachovia**                                                             -1
--------------------------------------------------------------------------------
Total                                                                 -30(cents)


  *Position added
 **Position eliminated
***Position added and eliminated

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

As of 12/31/04

Financial Services Fund  $33,199
S&P 500 Stock Index  $20,017
Lipper Financial Services Funds Index  $26,224

                  Financial                           Lipper Financial
                   Services              S&P 500        Services Funds
                       Fund          Stock Index                 Index

9/30/96             $10,000              $10,000               $10,000

12/96                11,340               10,833                11,207

12/97                16,039               14,448                16,563

12/98                17,891               18,576                17,541

12/99                18,196               22,485                16,772

12/00                24,884               20,438                21,256

12/01                24,105               18,009                19,813

12/02                21,670               14,029                17,435

12/03                29,272               18,053                23,012

12/04                33,199               20,017                26,224


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                           Since
                                                                       Inception
Periods Ended 12/31/04                       1 Year       5 Years        9/30/96
--------------------------------------------------------------------------------
Financial Services Fund                      13.42%        12.78%         15.56%

S&P 500 Stock Index                          10.88         -2.30           8.89

Lipper Financial Services                    13.96          9.35          12.40
Funds Index

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800- 225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------



                             Beginning             Ending         Expenses Paid
                         Account Value      Account Value        During Period*
                                7/1/04           12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------
Actual                       $1,000.00          $1,122.40                 $5.01

Hypothetical (assumes 5%
return before expenses)      $1,000.00          $1,020.41                 $4.77



* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.94%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
NET ASSET VALUE
Beginning of period  $   21.86   $   16.75   $   18.84   $   21.38   $   16.12

Investment activities
  Net investment
  income (loss)           0.17        0.21        0.15        0.15        0.10

  Net realized
  and unrealized
  gain (loss)             2.74        5.64       (2.05)      (0.86)       5.80

  Total from
  investment
  activities              2.91        5.85       (1.90)      (0.71)       5.90

Distributions
  Net investment
  income                 (0.17)      (0.23)      (0.13)      (0.15)      (0.09)

  Net realized gain      (1.10)      (0.51)      (0.06)      (1.68)      (0.55)

  Total distributions    (1.27)      (0.74)      (0.19)      (1.83)      (0.64)

NET ASSET VALUE
End of period        $   23.50   $   21.86   $   16.75   $   18.84   $   21.38
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return^            13.42%      35.08%    (10.10)%     (3.13)%      36.76%

Ratio of total expenses
to average net assets     0.93%       0.97%       1.00%       0.97%       1.00%

Ratio of net investment
income (loss) to average
net assets                0.77%       1.16%       0.80%       0.69%       0.69%

Portfolio turnover
rate                      35.5%       50.8%       49.7%       54.8%       32.5%

Net assets, end of
period
(in thousands)       $ 411,210   $ 371,595   $ 264,542   $ 308,635   $ 337,041


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004


PORTFOLIO OF INVESTMENTS (1)                        Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  99.6%

FINANCIALS  98.0%

Capital Markets  44.0%

Affiliated Managers Group *                         38,000                2,574

AmeriTrade *                                     1,260,000               17,917

Bank of New York                                   587,000               19,618

Credit Suisse Group (CHF) *                        120,000                5,027

Franklin Resources                                 206,000               14,348

Goldman Sachs                                      105,700               10,997

Legg Mason                                         235,500               17,253

Lehman Brothers                                    228,000               19,945

Mellon Financial                                   612,400               19,052

Merrill Lynch                                      289,000               17,273

Morgan Stanley                                     323,000               17,933

National Financial Partners                         25,000                  970

State Street                                       363,000               17,831

                                                                        180,738

Commercial Banks  17.1%

Anglo Irish Bank (EUR)                             250,000                6,058

Bank of Ireland (EUR)                              140,000                2,306

Boston Private Financial                           147,000                4,141

Citizens Banking                                    88,000                3,023

Comerica                                           156,900                9,574

Royal Bank of Scotland (GBP)                       510,000               17,118

Silicon Valley Bancshares *                        175,000                7,844

Texas Capital Bancshares *                         150,000                3,243

U.S. Bancorp                                       425,000               13,311

UCBH Holdings                                       82,000                3,757

                                                                         70,375

Consumer Finance  1.3%

American Express                                    24,000                1,353

First Marblehead *                                  71,000                3,994

                                                                          5,347

Diversified Financial Services  10.5%

Citigroup                                          386,200               18,607

J.P. Morgan Chase                                  466,000               18,178

Principal Financial Group                          155,000                6,346

                                                                         43,131

Insurance  14.9%

Ambac Financial Group                               20,200                1,659

American International Group                       110,300                7,243

Assurant                                            93,000                2,841

Axis Capital Holdings                              120,800                3,305

Berkshire Hathaway, Class A *                            7                  615

Genworth Financial, Class A                        187,000                5,049

Hartford Financial Services                         64,000                4,436

ING Canada (CAD) *                                  33,200                  809

Marsh & McLennan                                   143,000                4,705

Ohio Casualty *                                    462,000               10,723

Prudential                                         134,400                7,387

SAFECO                                              89,500                4,676

Scottish Annuity & Life                             59,000                1,528

XL Capital                                          83,000                6,445

                                                                         61,421

Thrifts & Mortgage Finance  10.2%

Fannie Mae                                          11,800                  840

Freddie Mac                                         59,500                4,385

MGIC Investment                                    233,000               16,056

Radian                                             390,000               20,764

                                                                         42,045

Total Financials                                                        403,057

INDUSTRIALS & BUSINESS SERVICES  1.6%

Industrial Conglomerates  1.6%

GE                                                 177,000                6,461

Total Industrials & Business Services                                     6,461

Total Common Stocks (Cost  $306,102)                                    409,518

SHORT-TERM INVESTMENTS  0.9%

Money Market Fund  0.9%

T. Rowe Price Reserve Investment
Fund, 2.28% #+                                   3,639,153                3,639

Total Short-Term Investments (Cost  $3,639)                               3,639

Total Investments in Securities

100.5% of Net Assets (Cost $309,741)                              $     413,157
                                                                  -------------




(1) Denominated in U.S. dollars unless otherwise noted

  # Seven-day yield

  * Non-income producing

  + Affiliated company--See Note 4

CAD Canadian dollar

CHF Swiss franc

EUR Euro

GBP British pound


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Investments in securities, at value

  Affiliated companies (cost $3,639)                       $              3,639

  Non-affiliated companies (cost $306,102)                              409,518

  Total investments in securities                                       413,157

Other assets                                                              9,416

Total assets                                                            422,573

Liabilities

Total liabilities                                                        11,363

NET ASSETS                                                 $            411,210
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                 98

Undistributed net realized gain (loss)                                    4,325

Net unrealized gain (loss)                                              103,410

Paid-in-capital applicable to 17,496,914 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         303,377

NET ASSETS                                                 $            411,210
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              23.50
                                                           --------------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                            Year
                                                                           Ended
                                                                        12/31/04

Investment Income (Loss)

Dividend income                                            $              6,452

Expenses

  Investment management                                                   2,528

  Shareholder servicing                                                     777

  Custody and accounting                                                    104

  Prospectus and shareholder reports                                         66

  Registration                                                               35

  Legal and audit                                                            13

  Directors                                                                   5

  Miscellaneous                                                              10

  Total expenses                                                          3,538

Net investment income (loss)                                              2,914

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             23,150

  Foreign currency transactions                                             (63)

  Net realized gain (loss)                                               23,087

Change in net unrealized gain (loss)

  Securities                                                             21,869

  Other assets and liabilities
  denominated in foreign currencies                                          (6)

  Change in net unrealized gain (loss)                                   21,863

Net realized and unrealized gain (loss)                                  44,950

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $             47,864
                                                           --------------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                         Year
                                                        Ended
                                                     12/31/04          12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         2,914      $         3,488

  Net realized gain (loss)                          23,087                8,439

  Change in net unrealized gain (loss)              21,863               81,065

  Increase (decrease) in net assets
  from operations                                   47,864               92,992

Distributions to shareholders

  Net investment income                             (2,837)              (3,789)

  Net realized gain                                (18,347)              (8,401)

  Decrease in net assets from distributions        (21,184)             (12,190)

Capital share transactions *

  Shares sold                                       93,854               83,656

  Distributions reinvested                          20,175               11,654

  Shares redeemed                                 (101,094)             (69,059)

  Increase (decrease) in net assets
  from capital share transactions                   12,935               26,251

Net Assets

Increase (decrease) during period                   39,615              107,053

Beginning of period                                371,595              264,542

End of period                              $       411,210      $       371,595
                                           ---------------      ---------------

(Including undistributed net investment income of $98
at 12/31/04 and $21 at 12/31/03)

*Share information

  Shares sold                                        4,178                4,334

  Distributions reinvested                             874                  552

  Shares redeemed                                   (4,551)              (3,687)

  Increase (decrease) in shares outstanding            501                1,199



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of

Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $14,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $133,898,000 and $137,582,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                            $          8,007,000

Long-term capital gain                                               13,177,000

Total distributions                                        $         21,184,000
                                                           --------------------

At December 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $        103,735,000

Unrealized depreciation                                                (325,000)

Net unrealized appreciation (depreciation)                          103,410,000

Undistributed ordinary income                                           848,000

Undistributed long-term capital gain                                  3,575,000

Paid-in capital                                                     303,377,000

Net assets                                                 $        411,210,000
                                                           --------------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net realized gain                                     (2,301,000)

Paid-in capital                                                      2,301,000


At December 31, 2004, the cost of investments for federal income tax purposes was $309,741,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $227,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $456,000 for T. Rowe Price Services, Inc., and $61,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $76,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $40,000 for shareholder servicing costs related to the college savings plans, of which $30,000 was for services provided by Price. At December 31, 2004, approximately 2.5% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $47,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2004 was $3,639,000 and $2,712,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 155,995 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $5,926,000 from short-term capital gains,

o $14,723,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $6,431,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $5,635,000 of the fund's income qualifies for the dividends-received deduction.


INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.


Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1996

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1996

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1996-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers


* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

James A.C. Kennedy, CFA
(1953)
1997
[43]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
1996
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Financial Services Fund

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)
Vice President, Financial Services Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, the Wharton School, University of Pennsylvania (to 2001); Manager, Assurance, KPMG LLP (to 1999);

R. Scott Berg (1972)
Vice President, Financial Services Fund

Vice President, T. Rowe Price; formerly student, Stanford Graduate School of Business (to 2002); intern, T. Rowe Price (to 2001); Financial Analysis and Planning Manager, Mead Consumer & Office Products (to 2000)

Stephen V. Booth, CPA (1961)
Vice President, Financial Services Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Joseph A. Carrier (1960)
Treasurer, Financial Services Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

D. Kyle Cerminara, CFA (1977)
Vice President, Financial Services Fund

Vice President, T. Rowe Price

Anna M. Dopkin, CFA (1967)
Vice President, Financial Services Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Financial Services Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)
Chief Compliance Officer, Financial Services Fund

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Financial Services Fund

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Michael W. Holton (1968)
President, Financial Services Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)
Vice President, Financial Services Fund

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)
Secretary, Financial Services Fund

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Philip A. Nestico (1976)
Vice President, Financial Services Fund

Vice President, T. Rowe Price

Larry J. Puglia, CFA, CPA (1960)
Vice President, Financial Services Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Robert W. Sharps, CFA, CPA (1971)
Vice President, Financial Services Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

William J. Stromberg CFA (1960)
Vice President, Financial Services Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974)
Vice President, Financial Services Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Financial Services Fund

Vice President, T. Rowe Price


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $7,104                $7,167
     Audit-Related Fees                         994                   480
     Tax Fees                                 1,927                 1,861
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005